Exhibit 99.1

MUTUAL SUPPORT AGREEMENT

This MUTUAL SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of November 6, 2019, by and among (i) Clairvest Equity Partners V Limited Partnership, an Ontario limited partnership (“CEP V”), Clairvest Equity Partners V-A Limited Partnership, an Ontario limited partnership (“CEP V-A”), and CEP V Co-Investment Limited Partnership, a Manitoba limited partnership (“CEP Co-Invest”, and together with CEP V and CEP V-A, the “Clairvest Investors”) and (ii) Mr. Andrew Rubenstein, an individual, and Mr. Gordon Rubenstein, an individual (and together with Mr. A. Rubenstein, the “Rubenstein Parties”).

RECITALS

A. Reference is made to that certain Transaction Agreement, dated as of June 13, 2019 (and amended on July 22, 2019 and October 3, 2019), by and among TPG Pace Holdings Corp., a Cayman Islands exempted company (“Parent”), each of the persons set forth on Schedule 1 thereto (collectively, the “Sellers”), and each of David W. Ruttenberg and John S. Bakalar (as successor to Gordon Rubenstein), each in their capacity as a Shareholder Representative (as amended, and as it may from time to time be further amended, the “Transaction Agreement”).

B. Concurrently with the execution of this Agreement, the Clairvest Investors are entering into that certain Nominating and Support Agreement, dated as of the date hereof, by and among the Clairvest Investors, Parent and New Pace LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (the “Nominating and Support Agreement”).

C. Each of the Clairvest Investors and the Rubenstein Parties has determined that it is in its best interests to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1. Agreement to Vote Shares.

1.1 The Rubenstein Parties (together with their Affiliates) hereby covenant, undertake and agree from time to time to cause all New Parent Class A-1 Stock beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act) or owned of record by the Rubenstein Parties to be (a) present, in person or by proxy, at any Election Meeting for purposes of determining the presence of a quorum at such Election Meeting and (b) voted in favor of any 8% Nominee nominated by the Clairvest Investors in accordance with the Nominating and Support Agreement and included by Parent in its slate of nominees for election as directors of Parent at such Election Meeting.

1.2 The Clairvest Investors (together with their Affiliates) hereby covenant, undertake and agree from time to time to cause all New Parent Class A-1 Stock beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act) or owned of record by the Clairvest Investors to be (a) present, in person or by proxy, at any Election Meeting for purposes of determining the presence of a quorum at such Election Meeting and (b) voted in favor of any 8% Nominee nominated by the Rubenstein Parties in accordance with the Nominating and Support Agreement and included by Parent in its slate of nominees for election as directors of Parent at such Election Meeting.

2. Coordination of Securities Filings. The parties hereto hereby covenant and agree to coordinate and cooperate in good faith in respect of the preparation and submission of any and all filings, registrations, notices or similar actions or declarations required to satisfy such party’s respective obligations under applicable securities law or the rules and regulations of applicable exchanges and self-regulatory agencies (or any applicable joint obligation), or any such filings, registrations, notices or similar actions that may be deemed advisable by the parties and their respective counsels, in each case with any applicable governmental, administrative or regulatory authorities, including any filings or notices required or advisable under applicable securities laws or the rules and regulations of applicable exchanges and self-regulatory agencies. The parties further agree to coordinate and cooperate in good faith with respect to any amendments that may be required in respect thereof or any subsequently required or advisable filings or notices, which cooperation and coordination shall include providing reasonable advance notice to the other party of any fact, circumstance, event or action required or that may be required to be reflected in any such filing or notice, or any fact, circumstance, event or action that may be the basis of any amendment or modification of any previously submitted or filed filing or notice.

3. Termination. This Agreement shall terminate, and no party shall have any rights or obligations hereunder and this Agreement shall have no further effect upon earlier of (i) the mutual agreement of the parties hereto, (ii) the termination of the Transaction Agreement in accordance with its terms and (iii) the termination of the Nominating and Support Agreement in accordance with its terms. No such termination, however, shall relieve any party hereto of any liability or damages to the other party hereto resulting from any deliberate breach of this Agreement prior to its termination.

4. Miscellaneous.

4.1 Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Nominating and Support Agreement or, if not defined therein, in the Transaction Agreement.

4.2 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

4.3 Amendment; Modification. This Agreement may be amended, modified or supplemented at any time only by written agreement of the parties.

4.4 Specific Performance; Injunctive Relief. The parties acknowledge that the rights of each party set forth herein are unique and recognize and affirm that in the event of a breach of this Agreement by any party, money damages may be inadequate and the non-breaching party may have no adequate remedy at law. Accordingly, the parties agree that such non-breaching party shall have the right to enforce its rights and the other party’s obligations hereunder by an action or actions for specific performance and/or injunctive relief (without posting of bond or other security), including any order, injunction or decree sought by such non-breaching party to cause the other party to perform its/their respective agreements and covenants contained in this Agreement and to cure breaches of this Agreement. Each party further agrees that the only permitted objection that it may raise in response to any action for any such equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

4.5 Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof) as to all matters, including matters of validity, construction, effect, performance and remedies.

4.6 No Third-Party Beneficiaries. Except as otherwise provided in this Agreement, this Agreement is exclusively for the benefit of the parties hereto, and their respective successors and permitted assigns, and this Agreement shall not be deemed to confer upon or give to any other third party any remedy, claim, liability, reimbursement, cause of action or other right.

4.7 Entire Agreement. This Agreement, the Nominating and Support Agreement and the Transaction Agreement and the other agreements contemplated thereby constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter of this Agreement. Each party acknowledges and agrees that, in entering into this Agreement, such party has not relied on any promises or assurances, written or oral, that are not reflected in this Agreement, the Nominating and Support Agreement or the Transaction Agreement.

4.8 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Agreement. Facsimile signatures or signatures received as a pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

4.9 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required to carry out the provisions hereof and the actions contemplated hereby.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

Clairvest Investors:

CLAIRVEST EQUITY PARTNERS V LIMITED PARTNERSHIP, by its general partner, CLAIRVEST GP MANAGECO INC.

By:	/s/ Ken Rotman
Name:	Ken Rotman
Title:	CEO

By:	/s/ Jim Miller
Name:	Jim Miller
Title:	General Counsel

CLAIRVEST EQUITY PARTNERS V-A LIMITED PARTNERSHIP, by its general partner, CLAIRVEST GENERAL PARTNER V L.P., by its general partner, CLAIRVEST GP (GPLP) INC.

By:	/s/ Ken Rotman
Name:	Ken Rotman
Title:	CEO

By:	/s/ Jim Miller
Name:	Jim Miller
Title:	General Counsel

CEP V CO-INVESTMENT LIMITED PARTNERSHIP, by its general partner, CLAIRVEST GENERAL PARTNER V L.P., by its general partner, CLAIRVEST GP (GPLP) INC.

By:	/s/ Ken Rotman
Name:	Ken Rotman
Title:	CEO

By:	/s/ Jim Miller
Name:	Jim Miller
Title:	General Counsel

[Signature Page to Mutual Support Agreement]

Rubenstein Parties:

/s/ Andrew H. Rubenstein
Andrew Rubenstein

/s/ Gordon S. Rubenstein
Gordon Rubenstein

[Signature Page to Mutual Support Agreement]